                                                                    EXHIBIT 10.1

                                 TRANSCEND/TM/

                     TELECOMMUNICATIONS SERVICES AGREEMENT
                     -------------------------------------

    This Telecommunications Services Agreement (the "Agreement" or the "TSA") is entered into as of the 31st day of May, 1996, by and between WORLDCOM NETWORK SERVICES, INC. d/b/a Wiltel, a Delaware corporation, with its principal office at One Williams Center, Tulsa, Oklahoma 74172 ("WilTel") and EXCEL TELECOMMUNICATIONS, INC., a Texas corporation, with its principal office at 9101 LBJ Freeway, Suite 800, Dallas, Texas 75243 ("Customer").

                                  WITNESSETH:

    WilTel agrees to provide and Customer agrees to accept switched telecommunications services and other associated services (collectively the "Services"), (i) as described in the Service Schedules attached hereto and incorporated herein by this reference, (ii) subject to the terms and conditions contained in this Agreement, including without limitation those terms and conditions contained in the Program Enrollment Terms ("PET") which are attached hereto and incorporated herein by reference, and (iii) in conformity with each Service Request (described below) which is accepted hereunder.

    In the event of a conflict between the terms of this Agreement, the PET, the Service Schedule and the Service Request(s), the following order of precedence will prevail: (1) PET, (2) Service Schedule, (3) this Agreement, and (4) Service Request(s).

    NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Service Term.
    ------------

    (A) Effective Date  This Agreement shall commence as of the Effective Date
        --------------
    as described in the PET and shall continue for the period of time set forth in the PET (the "Service Term"). Upon the expiration of the Service Term, the Service in question will continue to be provided subject to termination by either party upon thirty (30) days prior written notice to the other party. Customer shall be liable for all charges associated with actual usage of the Services in question during the Service Term and any extension thereof.

    (B) PET  The PET, as executed by the parties, shall set forth the Discount
        ---
    Schedule applicable to charges for Switched Services due under this Agreement, Customer's minimum monthly commitment, if any, and other information necessary to provide the Services under this Agreement.

    (C) Start of Service  WilTel's obligation to provide and Customer's
        ----------------
    obligation to accept and pay for non-usage sensitive charges for Services shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to WilTel by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Service as of the earlier of (i) the "Requested Service Date" set forth in each Service Request, or (ii) the date the Service in question is made available to Customer and used ("Start of Service"). Start of Service for particular Services shall be further described in the Service Schedule relevant to the Switched Services in question.


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        (D)  Service Schedules  Services to be provided under this Agreement
             -----------------
        shall be described in the WilTel Service Schedule which is executed by WilTel and Customer in connection with this Agreement (the "Service Schedule"). The Service Schedule shall become a part of this Agreement to the extent that it describes the particular Services therefor, specific terms and other information necessary or appropriate for WilTel to provide such Service to Customer.

        (E)  Service Requests  Customer's requests to initiate or cancel
             ----------------
        Services shall be described in an appropriate WilTel Service Request ("Service Requests"). Service Requests may consist of machine readable tapes, facsimiles or other means approved by WilTel. Further, Service Requests shall specify all reasonable information, as determined by WilTel, necessary or appropriate for WilTel to provide the Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Service(s), the Requested Service Date, and charges, if any, relevant to the Services described in the Service Request. After WilTel's receipt and verification of a valid Service Request for SWITCHED Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WilTel agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WilTel currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwester Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WilTel does not have electronic interface capabilities within a reasonable time.

2.      Cancellation.
        ------------

        (A)  Cancellation Charge  At any time after the Effective Date,
             -------------------
        Customer may cancel this Agreement if Customer provides written notification thereof to WilTel not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event WilTel terminates this Agreement as provided in Section 8), Customer shall pay to WilTel all charges for Services provided through the effective date of such cancellation plus a cancellation charge (the "Cancellation Charge") equal to one hundred percent (100%) of Customer's commitment(s), if any, (as described in the PET) that would have become due for the unexpired portion of the Service Term. Provided, however, if Customer cancels or terminates this Agreement for cause as defined in this Agreement, then Customer shall not be liable for or obligated to pay any Cancellation Charge.

        (B)  Liquidated Damages  It is agreed that WilTel's damages in the event
             ------------------
        Customer cancels this Agreement shall be difficult or impossible to ascertain. The provision for a cancellation charge in Subsection 2(A) above is intended, therefore, to establish liquidated damages in the event of a cancellation and to be WilTel's sole remedy hereunder and is not intended as a penalty.

        (C)  Cancellation Without Charge  Notwithstanding anything to the
             ---------------------------
        contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if (i) WilTel fails to provide a network as warranted in Section 9 below; (ii) WilTel fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (iii) WilTel fails to submit ANI(s) relevant to such Service Requests to the LECs within the


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

        time period described in Subsection 1(E) above. Provided, however, Customer must give WilTel written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event WilTel fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

3.      Customer's End Users.
        --------------------

        (A)  End Users  Customer will obtain and upon WilTel's reasonable
             ---------
        request provide WilTel (within two (2) business days of the date of the request) a written Letter of Agency ("LOA") acceptable to WilTel [or with any other means approved by the Federal Communications Commission ("FCC")], for each ANI indicating the consent of the end users of Customer ("End Users") to be served by Customer and transferred (by way of change of such End User's designated PIC) to the WilTel network prior to order processing. Each LOA will provide, among other things, that the End Users have consented to the transfer being performed by Customer or Customer's designee. When applicable, Customer will be responsible for notifying End Users, in writing (or by any other means approved by the FCC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their primary interexchange carrier ("PIC"), (ii) the entity name under which their interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their long distance service and/or billing. Customer agrees to send WilTel a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of WilTel. WilTel may change the foregoing requirements for Customer's confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the WilTel network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R., Part 64, Subpart K, (S)64.1100 or any successor regulation(s).

        (B)  Transfer Charges/Disputed Transfers  Customer agrees that it is
             -----------------------------------
        responsible for (i) all charges incurred by WilTel to change the PIC of End Users to the WilTel network, (ii) all charges incurred by WilTel to change End Users back to their previous PIC arising from disputed transfers to the WilTel network plus an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages suffered by or awards against WilTel resulting from disputed transfers.

        (C)  Excluded ANIs  WilTel has the right to reject any ANI supplied by
             -------------
        Customer for any of the following reasons: (i) WilTel is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in default of this Agreement, (v) Customer fails to cooperate with WilTel in implementing reasonable verification processes determined by WilTel to be necessary or appropriate in the conduct of business, or (vi) any other circumstance reasonably determined by WilTel which could adversely affect WilTel's performance under this Agreement or WilTel's general ability to transfer its other customers or other end users to the WilTel network, including without limitation, WilTel's ability to electronically effect PIC

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                                                                    ------------
        changes with the LECs. In the event WilTel rejects an ANI, WilTel will notify Customer as soon as possible of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI requested by Customer for Switched Services may be deactivated by WilTel if no Switched Services billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. WilTel will be under no obligation to accept ANIs within the three (3) full calendar month period preceding the scheduled expiration of the Service Term.

        (D)  Records  Customer will maintain documents and records ("Records")
             -------
        supporting Customer's re-sale of Switched Services, including, but not limited to, appropriate and valid LOAs from End Users for a period of not less than (twelve) 12 months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify WilTel for any costs, charges or expenses incurred by WilTel arising from disputed PIC selections involving Switched Services to be provided to Customer for which Customer cannot produce an appropriate LOA relevant to the ANI and PIC charge in question, or when WilTel is not reasonably satisfied that the validity of a disputed LOA has been resolved.

        (E)  Customer Service  Customer will be solely responsible for billing
             ----------------
        the End Users and providing the End Users with customer service. Customer agrees to notify WilTel as soon as practicable in the event an End User notifies Customer of problems associated with the Services, including without limitation, excess noise, echo, or loss of Service.

4.      Customer's Responsibilities.
        ---------------------------

        (A)  Expedite Charges  In the event Customer requests expedited Services
             ----------------
        and/or changes to Service Orders and WilTel agrees to such request, WilTel will pass through the charges assessed by any supplying parties (e.g., local access providers) for such expedited charges and/or changes to Service Orders involved at the same rate to Customer. WilTel may further condition its performance of such request upon Customer's payment of such additional charges to WilTel.

        (B)  Fraudulent Calls  Customer shall indemnify and hold WilTel harmless
             ----------------
        from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Services to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of the Services through Customer or an end user of the Services through Customer's distribution channels. Customer shall not be excused from paying WilTel for Services provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Services. In the event WilTel discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit WilTel from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Services to particular ANIs or terminating Services to or from specific locations.

5.      Charges and Payment Terms.
        -------------------------

        (A)  Payment  WilTel billings for Services hereunder are made on a
             -------
        monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(D) below, Services shall be billed at the rates set forth in the PET and Service

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

        Requests, as the case may be. Discounts, if any, applicable to the rates for certain Services are set forth in the PET. Customer will pay all undisputed charges relative to each WilTel invoice for Services within thirty (30) days of the invoice date set forth on each WilTel invoice to Customer ("Due Date"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1-1/2%) of the unpaid balance of the charges for Services rendered per month or the maximum lawful rate under applicable state law.

        (B)  Definitions  Time of day rate periods (including WilTel Recognized
             -----------
        National Holidays) will be as described in WilTel's F.C.C. Tariff No.5.

        (C)  Taxes  Customer acknowledges and understands that WilTel computes
             -----
        all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against WilTel or Customer because of the Services furnished to Customer ("Additional Charges"). Customer shall pay such Additional Charges in addition to all other charges provided for herein.

        (D)  Modification of Charges  WilTel reserves the right to eliminate
             -----------------------
        Services and/or modify charges for Services (which charge modifications may include time of day rate periods and shall not exceed then-current generally available WilTel charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event WilTel notifies Customer of the elimination of a particular Service and/ or an increase in the charges, Customer may terminate this Agreement, without incurring a cancellation charge only with respect to the Services affected by the increase in charges. In order to cancel such Services, Customer must notify WilTel, in writing, at least thirty (30) days prior to the effective date of the increase in charges. Further, in the event Customer cancels its subscription to a particular Service as described in this Subsection 5(D), WilTel and Customer agree to negotiate in good faith concerning Customer's minimum monthly commitment, if any, described in the PET.

        (E)  Billing Disputes  Notwithstanding the foregoing, late fees shall
             ----------------
        apply (but shall not be due and payable for a period of sixty (60) days following the Due Date therefor) for amounts reasonably disputed by Customer, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to WilTel in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is resolved in the favor of WilTel, Customer agrees to pay WilTel the disputed amounts together with any applicable late fees within ten (10) days of the resolution. In the event such dispute is resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event the dispute can not be resolved within such sixty (60) day period (unless WilTel has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WilTel shall not be obligated to consider any Customer notice of billing discrepancies which are received by WilTel more than sixty (60) days following the Due Date of the invoice in question.

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

    (F) Suspension of Service  In the event all undisputed charges due pursuant
        ---------------------
    to WilTel's invoice are not paid in full by the Due Date or disputed charges owed by Customer, if any, are not paid in full by the time specified as described in Subsection 5(E) above, WilTel shall have the right, after giving Customer ten (10) days prior notice and opportunity to pay such charges, to suspend all or any portion of the Services to Customer ("Suspension Notice") until such time (designated by WilTel in its Suspension Notice) as Customer has paid in full all undisputed charges then
                                                    ---
    due to WilTel, including any late fees. Following such payment, WilTel shall reinstitute Services to Customer only when Customer provides WilTel with
                                     ----
    satisfactory assurance of Customer's ability to pay for Services (i.e., a deposit, letter of credit or other means acceptable to WilTel) and Customer's advance payment of the cost of reinstituting Services. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled the Services suspended effective as of the date of suspension. Such cancellation shall not relieve Customer for payment of applicable cancellation charges as described in Section 2.

6.  Credit:  Customer's execution of this Agreement signifies Customer's
    ------
acceptance of WilTel's initial and continuing credit approval procedures and policies. WilTel reserves the right to withhold initiation or full implementation of Services under this Agreement pending WilTel's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by WilTel, including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. WilTel reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

7.  Creditworthiness:  If at any time there is a material adverse change in
    ----------------
Customer's creditworthiness, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Services described in a previously executed Service Request to be withheld; (ii) cease providing Services pursuant to a Suspension Notice in accordance with Section 5(F); (iii) decline to accept a Service Request or other requests from Customer to provide Services which WilTel may otherwise be obligated to accept and/or (iv) condition its provision of Services or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (i) Customer's default of its obligations to WilTel under this or any other agreement with WilTel; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date in any two (2) consecutive months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WilTel or any entity affiliated with WilTel or which is a materially greater credit risk than Customer; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

8.  Remedies for Breach.  In the event Customer is in material breach of this
    -------------------
Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the date stated in the Suspension Notice described in Subsection 5(F), WilTel shall have the right, after giving Customer five


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

(5) days prior notice and opportunity to cure, and in addition to foreclosing any security interest WilTel may have, to (i) terminate this Agreement; (ii) withhold billing information from Customer; and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the WilTel network) directly and bill such End Users directly until such time as WilTel has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WilTel, after giving Customer five (5) days prior notice, terminates this Agreement as provided in this Section 8, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

9.  Warranty.  WilTel will use reasonable efforts under the circumstances to
    --------
maintain its overall network quality. The quality of Services provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WILTEL MAKES NO OTHER WARRANTIES ABOUT THE SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

10.  Liability; General Indemnity; Reimbursement.
     -------------------------------------------

     (A) Limited Liability IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO
         -----------------
     THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

     (B) General Indemnity  In the event parties other than Customer (e.g.,
         -----------------
     Customer's End Users) shall have use of the Services through Customer, then Customer agrees to forever indemnify and hold WilTel, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Services harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising out of or relating to any defect in the Services unless such defect is caused solely by the gross negligence or willful misconduct of WilTel.

     (C) Reimbursement  Customer agrees to reimburse WilTel for all reasonable
         -------------
     costs and expenses incurred by WilTel due to WilTel's direct participation (either as a party or witness) in any administrative, regulatory or criminal proceeding concerning Customer if WilTel's involvement in said proceeding is based on Customer's misconduct or violation of any applicable law or regulation.

11.  Force Majeure.  If WilTel's performance of this Agreement or any obligation
     -------------
hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then WilTel shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WilTel shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

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

12.     State Certification.  Customer warrants that in all jurisdictions in
          -------------------
which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority. Further, if required by WilTel, Customer agrees to provide proof of such certification acceptable to WilTel. In the event Customer is prohibited, either on a temporary or permanent basis, from continuing to conduct its telecommunications operations in a given state, Customer shall (i) immediately notify WilTel by facsimile, and (ii) send written notice to WilTel within twenty-four (24) hours of such prohibition.

13.  Interstate/Intrastate Service.  Except with respect to Services
     -----------------------------
specifically designated as intrastate Services or international Services, the rates provided to Customer in a Service Schedule are applicable only to Services if such Services are used for carrying interstate telecommunications (i.e., Services subject to FCC jurisdiction). WilTel shall not be obligated to provide Services with end points within a single state or Services which originate/terminate at points both of which are situated within a single state. In those states where WilTel is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), WilTel will, at its option, provide intrastate Services pursuant to applicable state laws, regulations and applicable tariff, if any, filed by WilTel with state regulatory authorities as required by applicable law.

14.  Authorized Use of WilTel Name.  Without the other party's prior written
     -----------------------------
consent, neither party shall (i) refer to itself as an authorized representative of the other party whenever it refers to the Services in promotional, advertising or other materials, or (ii) use the other party's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, each party shall provide to the other party for its prior review and written approval, all promotions, advertising or other materials or activity using or displaying the other party's name or the Services to be provided hereunder. Each party agrees to change or correct, at such party's expense, any such material or activity which the other party, in its sole reasonable judgment, determines to be inaccurate, misleading or otherwise objectionable. Customer is explicitly authorized to only use the following statements in its sales literature or if in response to the inquiry by Customer's end user: (i) "Customer utilizes the WilTel network", (ii) "Customer utilizes WilTel's facilities", (iii) "WilTel provides only the network facilities", and (iv) "WilTel is our [or one of our] network services provider".

15.  Notices.  Notices under this Agreement shall be in writing and delivered to
     -------
the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify WilTel in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing or transmittal via hand delivery or facsimile.

If to WilTel:       WorldCom Network Services, Inc.
                    One Williams Center, 28th Floor
                    Tulsa, OK  74172
                    Attn: Carrier Sales Dept.


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

If to Customer:            Excel Telecommunications, Inc.
                           9101 LBJ Freeway, Suite 800
                           Dallas, TX 75243
                           Attn:  Kenny A. Trout
                           Telephone No.  (214) 863-8788
                                          ----------------------
                           Fax No.:       (214) 863-8777
                                     ---------------------------

16.  No-Waiver.  No term or provision of this Agreement shall be deemed waived
     ---------
and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

17.  Partial Invalidity; Government Action.
     -------------------------------------

     (A) Partial Invalidity  If any part of any provision of this Agreement or
         ------------------
     any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and WilTel will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

     (B) Government Action  Upon thirty (30) days prior notice, either party
         -----------------
     shall have the right, without liability to the other, to cancel an affected portion of the Service if any material rate or term contained herein and relevant to the affected Service is substantially changed by the other party (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction.

18.  Exclusive Remedies.  Except as otherwise specifically provided for herein,
     ------------------
the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

19.  Use of Service.  Upon WilTel's acceptance of a Service Request hereunder,
     --------------
WilTel will provide the Services specified therein to Customer upon condition that, to Customer's best knowledge, the Services shall not be used for any unlawful purpose. The provision of Services will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and WilTel and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C. (S) 211(a)) as implemented in 47 C.F.R. (S) 43.51.

20.  Choice of Law; Forum.
     --------------------

     (A) Law  This Agreement shall be construed under the laws of the State of
         ---
     Oklahoma without regard to choice of law principles.

     (B) Forum  Any legal action or proceeding with respect to this Agreement
         -----
     may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and WilTel hereby submit to such jurisdiction, hereby expressly waiving


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                                                                   ------------
     whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WilTel hereby agree to service by U.S. Mail at the notice addresses referenced in
     Section 15. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

21.  Proprietary Information.
     -----------------------

     (A) Confidential Information  The parties understand and agree that the
         ------------------------
     terms and conditions of this Agreement (but not the existence thereof), all documents referenced herein (including invoices to Customer for Services provided hereunder), communications between the parties and/or their respective agents regarding this Agreement or the Services to be provided hereunder (including price quotes to Customer for any Services proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and WilTel.

     (B) Limited Disclosure  A party shall not disclose Confidential Information
         ------------------
     unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or a party's agents including their respective attorneys, consultants, brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     (C) Press Releases  Except as provided in Section 14 above, the parties
         --------------
     further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Services provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

     (D) Survival of Confidentiality  The provisions of this Section 21 will be
         ---------------------------
     effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Services hereunder.

22.  Successors and Assignment. This Agreement shall be binding upon and inure
     -------------------------
to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of WilTel, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

23.  General.
     -------

     (A) Survival of Terms  The terms and provisions contained in this Agreement
         -----------------
     that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the

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                                                                   ------------
     completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

     (B) Headings  Descriptive headings in this Agreement are for convenience
         --------
     only and shall not affect the construction of this Agreement.

     (C) Industry Terms  Words having well-known technical or trade meanings
         --------------
     shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

     (D) Rule of Construction  No rule of construction requiring interpretation
         --------------------
     against the drafting party hereof shall apply in the interpretation of this Agreement.

24.  Entire Agreement.  This Agreement consists of (i) all the terms and
     ----------------
conditions contained herein, and, (ii) all documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Service provided hereunder. No subsequent agreement or amendment to this Agreement, the PET or the Service Schedules between the parties concerning the Services shall be effective or binding unless it is made in writing and subscribed to by authorized representatives of Customer and WilTel.

     IN WITNESS WHEREOF, the parties have executed this Telecommunications Services Agreement on the date first written above.


WORLDCOM NETWORK SERVICES, INC.          EXCEL TELECOMMUNICATIONS, INC.
d/b/a WilTel


By:  /s/ Charles M. Cole III        By:  /s/ Kenny A. Troutt
     ---------------------------         ----------------------------
           (Signature)                          (Signature)

Charles M. Cole III                 Kenny A. Troutt
- --------------------------------    ---------------------------------
          (Print Name)                          (Print Name)

Vice President, Carrier Sales       President and CEO
- --------------------------------    ---------------------------------
            (Title)                             (Title)

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